UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

ATHENA GOLD CORPORATION

(formerly Athena Silver Corporation)

(Exact name of registrant as specified in its charter)

Delaware	000-51808	90-0158978
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices and Zip Code)

(707)  291-6198

(Registrant's telephone number, including area code)

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 7.01	REGULATION FD DISCLOSURE

On November 23, 2021 – the Company issued a press release announcing that it has entered into an amendment agreement (the “Amendment Agreement”) to amend the terms of an option agreement with Nubian Resources Ltd. (“Nubian”), a public Canadian company with its common shares listed on the TSX Venture Exchange, and Nubian Resources (USA) Ltd., a wholly owned subsidiary of Nubian, whereby the Company was granted the option to acquire a 100% interest in the Excelsior Springs gold project located in Esmeralda County, Nevada, USA. Under the terms of the Amendment Agreement, the date by which the Company must issue an additional 45,000,000 shares in its common stock to Nubian or Nubian’s nominees to acquire an additional 90% interest in the Property (for an aggregate 100% interest), has been extended to December 31, 2021. A copy of the Amendment is filed herewith as Exhibit 10.1 and a copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
10.1	First Amendment to Option Agreement (filed as Exhibit 10.1 with the Company’s Form 8-K on November 15, 2021 and incorporated herein by reference)
99.1	Press Release
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: November 30, 2021	By: /s/ John C. Power
John C. Power, President

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